Exhibit 32.2
Certification of Principal Financial Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)
I, David R. Nuzzo, Chief Financial Officer (Principal Financial Officer) of SL Industries, Inc. (the “Registrant”), certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, the Quarterly Report on Form 10-Q for the period ended September 30, 2009 of the Registrant (the “Report”):
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ David R. Nuzzo
David R. Nuzzo
Chief Financial Officer Date: November 12, 2009
This certification is being provided pursuant to 18 U.S.C 1350 and is not to be deemed a part of the Report, nor is it to be deemed to be “filed” for any purpose whatsoever.